UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 18, 2006
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Fitch, Inc. ("Fitch") took a number of actions with regard to the credit ratings assigned to Ford Motor Company ("Ford") and to Ford Motor Credit Company ("Ford Credit"), as detailed in Fitch's press release dated August 18, 2006, filed as Exhibit 99 hereto and incorporated by reference herein. Fitch's press release is being filed herewith as information for our investors; however, such filing should not be considered an endorsement by us of Fitch's assessments expressed therein.

Also on August 18, 2006, the following rating agencies took, among others, the following actions: Moody's Investors Service announced that it was reviewing the ratings for Ford and Ford Credit for possible downgrade; Standard and Poor's Ratings Services placed long-term and short-term ratings for Ford, Ford Credit and FCE Bank PLC on CreditWatch with negative implications; and Dominion Bond Rating Service placed ratings for Ford and Ford Credit under review with negative implications.

Item 9.01 Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Furnishing

Exhibit 99	Fitch's Press Release	Filed with this Report
dated August 18, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: August 23, 2006	By:	/s/Kathryn S. Lamping
Kathryn S. Lamping
Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99	Fitch's Press Release dated August 18, 2006